LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-A

COLLECTION PERIOD:                       JULY 1-31, 2004                      PAYMENT DATE:      AUG 16 2004
DETERMINATION DATE:                      AUG 10 2004                          REPORT BRANCH:     2041

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INITIAL DEAL                                                TOTAL           CLASS A-1          CLASS A-2       OVERCOLLATERALIZATION
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Class Percentages                                              100.00%            68.64%             30.36%                1.00%
Original Pool Balance                                   303,030,302.06    208,000,000.00      92,000,000.00         3,030,302.06
Note Balance Total                                      300,000,000.00    208,000,000.00      92,000,000.00
Number of Contracts                                             16,418
Class Pass Through Rates                                                         1.5030%            2.8410%
Servicing Fee Rate                                            1.75000%
Indenture Trustee Fee                                         0.00350%
Custodian Fee                                                 0.02000%
Backup Servicer Fee                                           0.02150%
Insurance Premium Fee                                         0.35000%
Class C Certificate Rate                                      6.00000%

Initial Weighted Average APR                                 10.07510%
Initial Weighted Average Monthly
     Dealer Participation Fee Rate                            0.00000%
Initial Weighted Average Adjusted APR (net of Monthly
     Dealer Participation) of Remaining Portfolio            10.07510%
Initial Weighted Average Remaining Term                          64.74
Initial Weighted Average Original Term                           68.01

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CURRENT MONTH CERTIFICATE
     BALANCES                                                 TOTAL             CLASS A-1          CLASS A-2
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BOP:
Total Pool Balance                                       266,741,331.64      171,711,029.56      92,000,000.00         3,030,302.06
Total Note Balance                                       258,405,708.99      166,405,708.99      92,000,000.00

EOP:
Number of Current Month Closed Contracts                            358
Number of Reopened Loans                                              0
Number of Contracts - EOP                                        14,804
Total Pool Balance  -  EOP                               257,234,209.66      162,203,907.58      92,000,000.00         3,030,302.06
Total Note Balance - EOP                                 247,726,077.42      155,726,077.42      92,000,000.00

Class Collateral Pool Factors                                0.82575359          0.74868306         1.00000000

Weighted Average APR of Remaining Portfolio                   10.02029%
Weighted Average Monthly Dealer Participation Fee Rate         0.00000%
Weighted Average Adjusted APR (net of Monthly
     Dealer Participation) of Remaining Portfolio             10.02029%
Weighted Average Remaining Term                                   60.64
Weighted Average Original Term                                    68.20

                                                                     PAGE 1 OF 6

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-A

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TOTAL DISTRIBUTION AMOUNT                                                                                          CONTRACTS
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     Monthly Payments:       Principal                                                    4,124,701.94
                             Interest                                                     2,209,490.81
     Early Payoffs:          Principal Collected                                          4,896,277.26
                             Early Payoff Excess Servicing Compensation                         479.12
                             Early Payoff Principal Net of Rule of 78s Adj.               4,895,798.14                  328
                             Interest                                                        41,701.28
     Liquidated Receivable:  Principal Collected                                             42,395.88
                             Liquidated Receivable Excess Servicing Compensation                  0.00
                             Liquidated Receivable Principal Net of Rule of 78s Adj.         42,395.88                   30
                             Interest                                                           (23.68)
     Purchase Amount:        Principal                                                            0.00                    0
                             Interest                                                             0.00
                                               Total Principal                            9,062,895.96
                                               Total Interest                             2,251,168.41
                                               Total Principal and Interest              11,314,064.37
     Recoveries                                                                             282,291.35
     Excess Servicing Compensation                                                              479.12
     Late Fees & Miscellaneous Fees                                                          46,628.82
     Collection Account Customer Cash                                                    11,643,463.66
     ADDITIONAL COLLECTION ACCOUNT CASH:
     Collection Account Investment Income                                                     9,970.54
     Available Funds                                                                     11,653,434.20

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                                                                                              DISTRIBUTION         SHORTFALL/DRAW
DISTRIBUTION                                                                                     AMOUNT           DEFICIENCY CLAIM
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                                                                                              11,653,434.20
Monthly Dealer Participation Fee                                                     0.00     11,653,434.20             0.00
Prior Unpaid Dealer Participation Fee                                                0.00     11,653,434.20
Servicing Fees:                          Current Month Servicing Fee           388,997.78
                                         Prior Period Unpaid Servicing Fee           0.00
                                         Late Fees & Miscellaneous Fees         46,628.82
                                         Excess Servicing Compensation             479.12
                                                   Total Servicing Fees:       436,105.72     11,217,328.48             0.00
Indenture Trustee Fee                                                              753.68     11,216,574.80             0.00
Custodian Fee                                                                    4,445.69     11,212,129.11             0.00
Backup Servicer Fee                                                              4,779.12     11,207,349.99             0.00
Prior Unpaid Indenture Trustee Fee                                                   0.00     11,207,349.99             0.00
Prior Unpaid Custodian Fee                                                           0.00     11,207,349.99             0.00
Prior Unpaid Backup Servicer Fee                                                     0.00     11,207,349.99             0.00

                                                                     PAGE 2 OF 6

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-A

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                                                                                             DISTRIBUTION        SHORTFALL/DRAW
DISTRIBUTION CONTINUED                                                                          AMOUNT         DEFICIENCY CLAIM
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     Class A-1 Note Interest:            Current Month                   208,423.15          10,998,926.84                 0.00
                                         Prior Carryover Shortfall             0.00          10,998,926.84
     Class A-2 Note Interest:            Current Month                   217,810.00          10,781,116.84                 0.00
                                         Prior Carryover Shortfall             0.00          10,781,116.84
     Principal Payment Amount:           Current Month                 1,171,499.33           9,609,617.51                 0.00
                                         Prior Carryover Shortfall             0.00           9,609,617.51
     Certificate Insurer:                Reimbursement Obligations             0.00           9,609,617.51                 0.00
                                         Premium                          72,254.25           9,537,363.26                 0.00
     Class C Interest Payment Amount     Current Month                    34,090.91           9,503,272.35                 0.00
                                         Prior Carryover Shortfall             0.00           9,503,272.35                 0.00
     Supplemental Enhancement Account    Reimbursement                         0.00           9,503,272.35                 0.00
     Expenses:                           Trust Collateral Agent                0.00           9,503,272.35                 0.00
                                         Indenture Trustee                     0.00           9,503,272.35                 0.00
                                         Backup Servicer                       0.00           9,503,272.35                 0.00
                                         Custodian                             0.00           9,503,272.35                 0.00
     Distribution to (from) the Spread Account                         9,503,272.35                   0.00
     Distribution (from) the Supplemental Enhancement Account                  0.00                   0.00

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LIQUIDATED RECEIVABLES AND CRAM DOWN LOSS
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                                                                            Cumulative Cram Down Loss

Liquidated Receivables and Cram Down Loss:                                  Balance                Units
     BOP Liquidated Receivable Principal Balance           486,575.05                0.00                 0.00
     Cram Down Loss                                             46.85               46.85                 2.00
     Liquidation Principal Proceeds                         42,395.88
     Principal Loss                                        444,226.02
     Prior Month Cumulative Principal Loss LTD             635,376.16
     Cumulative Principal Loss LTD                       1,079,602.18               46.85                 2.00

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STATISTICAL INFORMATION
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                                                                                         % OF TOTAL POOL
DELINQUENCY STATUS:                         # OF CONTRACTS        AMOUNT                     BALANCE

     Current                                        12,541       221,955,309.24              86.29%
     1-29 Days                                       2,089        33,302,837.34              12.95%
     30-59 Days                                        107         1,193,519.27               0.46%
     60-89 Days                                         34           381,896.10               0.15%
     90-119 Days                                        29           362,623.51               0.14%
     120 Days or More                                    4            38,024.20               0.01%
                                   Total            14,804       257,234,209.66             100.00%

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STATISTICAL INFORMATION CONTINUED
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TRIGGER ANALYSIS:
(SEE PAGE 6 OF 6 FOR TRIGGER AND EVENT OF DEFAULT THRESHOLDS)

                                                                 Trigger           Trigger       Event of Default       Event of
                                           Current Month        Threshold           Event           Threshold           Default

Average Delinquency Ratio                         0.56819%        6.00%              NO               8.00%                NO
Cumulative Default Rate                              0.52%        4.03%              NO               4.23%                NO
Cumulative Loss Rate                                 0.19%        2.02%              NO               2.33%                NO

                                                                     PAGE 3 OF 6

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-A

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STATISTICAL INFORMATION CONTINUED
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REPOSSESSION STATISTICS:
                            CERTIFICATE INVENTORY                                                   RECOVERY INVENTORY
                                   # OF CONTRACTS        AMOUNT *                                       # OF CONTRACTS      AMOUNT *

Prior Month Inventory                          12      293,750.54           Prior Month Inventory                    6    105,480.42
Repurchased                                     0            0.00                     Repurchased                    0          0.00
Adjusted Prior Month Inventory                 12      293,750.54  Adjusted Prior Month Inventory                    6    105,480.42
Current Month Repos                            20      385,946.32             Current Month Repos                   17    399,676.21
Repos Actually Liquidated                      11      265,127.20    Repos from Trust Liquidation                    0          0.00
Repos Liquidated at 60+ or 150+                 0            0.00       Repos Actually Liquidated                   20    446,258.98
Dealer Payoff                                   0            0.00                   Dealer Payoff                    0          0.00
Redeemed / Cured                                2       17,466.63                  Redeemed/Cured                    0          0.00
Purchased Repos                                 0            0.00                 Purchased Repos                    0          0.00
Current Month Inventory                        19      397,103.03         Current Month Inventory                    3     58,897.65

                     * The Prior Month Inventory reported this month may differ due to Payment or NSF activity.

LIQUIDATED RECEIVABLE AND CRAM DOWN LOSS STATISTICS:

                                            # OF CONTRACTS               AMOUNT
Current Month Balance                                   30           486,621.90
Cumulative Balance                                     102         1,415,466.06
Current Month Proceeds                                                42,372.20
Cumulative Proceeds                                                  336,192.89
Current Month Recoveries                                             282,291.35
Cumulative Recoveries                                                490,230.80

                                        RECEIVABLES LIQUIDATED AT 150 OR MORE
                                        DAYS DELINQUENT, 60 OR MORE DAYS PAST
                                        THE DATE AVAILABLE FOR SALE AND BY               CUMULATIVE RECEIVABLES
                                        ELECTION:                                        LIQUIDATED AT 150+ AND 60+:
                                                     Balance            Units                 Balance          Units

Prior Month                                        22,767.71                2                    0.00              0
Current Trust Liquidation Balance                       0.00                0                    0.00              0
Current Monthly Principal Payments                   (550.48)
Cram Down Loss                                          0.00
Reopened Loan Due to NSF                           (5,165.92)               2
Current Repurchases                                     0.00                0
Current Recovery Sale Proceeds                          0.00               -2
Deficiency Balance of Sold Vehicles                  (200.73)
EOP                                                16,850.58                2                    0.00              0

                                                                     PAGE 4 OF 6

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-A

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STATISTICAL INFORMATION CONTINUED
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     SPREAD ACCOUNT RECONCILIATION
                                                                                       REQUISITE AMOUNT:     4,545,454.53
Total Deposit                                                           4,545,454.53
BOP Balance                                                             4,545,454.53
Remaining Distribution Amount                                           9,503,272.35
Investment Income                                                           4,859.89
Current Month Draw                                                              0.00
EOP Balance Prior to Distribution                                      14,053,586.77

Spread Account Release Amount                                           9,508,132.24

EOP Balance                                                             4,545,454.53

     Class A Principal Payment Amount                                   9,508,132.24
     Class C Supplemental Interest and Carryover Shortfall                      0.00
     Class R Certificateholder Distribution                                     0.00

     CLASS C SUPPLEMENTAL ENHANCEMENT ACCOUNT

Total Deposit                                                           6,818,181.80
BOP Balance                                                             6,818,181.80
Supplemental Enhancement Account Deposit                                        0.00
Current Month Draw                                                              0.00
Supplemental Enhancement Account Investment Earnings                        7,299.66
Supplemental Enhancement Account Investment Earnings Amount to
     Class C Certificateholder                                             (7,299.66)
Class C Supplemental Enhancement Amount Before Release                  6,818,181.80

Supplemental Enhancement Account Release Amount                                 0.00

EOP Balance                                                             6,818,181.80

Overcollateralization Amount                                            9,508,132.24

Current Month Total Enhancement Amount                                 20,871,768.57             8.11%

Required Total Enhancement Amount                                      25,723,420.97            10.00%

                                                                     PAGE 5 OF 6

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-A

TRIGGER EVENT AND EVENT OF DEFAULT THRESHOLDS:

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CUMULATIVE LOSS:                                            CUMULATIVE GROSS DEFAULT:
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UP TO MONTH        TRIGGER EVENT     EVENT OF DEFAULT       UP TO MONTH         TRIGGER EVENT        EVENT OF DEFAULT

     3                 1.01%              1.27%                   3                    2.02%              2.31%
     6                 2.02%              2.33%                   6                    4.03%              4.23%
     9                 2.52%              2.96%                   9                    4.79%              5.39%
    12                 4.03%              4.23%                  12                    7.57%              7.69%
    15                 4.58%              4.81%                  15                    8.71%              8.75%
    18                 5.50%              5.77%                  18                   11.00%             10.49%
    21                 6.00%              6.73%                  21                   11.54%             12.24%
    24                 6.65%              7.31%                  24                   12.08%             13.28%
    27                 7.07%              7.89%                  27                   12.86%             14.34%
    30                 7.71%              8.46%                  30                   14.02%             15.38%
    33                 8.14%              9.04%                  33                   14.80%             16.44%
    36                 8.57%              9.42%                  36                   15.58%             17.14%
    39                 8.79%              9.61%                  39                   15.98%             17.48%
    42                 9.00%              10.00%                 42                   16.36%             18.18%
    45                 9.00%              10.00%                 45                   16.36%             18.18%
    48                 9.00%              10.00%                 48                   16.36%             18.18%
    51                 9.00%              10.00%                 51                   16.36%             18.18%
    54                 9.00%              10.00%                 54                   16.36%             18.18%
    57                 9.00%              10.00%                 57                   16.36%             18.18%
    60                 9.00%              10.00%                 60                   16.36%             18.18%
    63                 9.00%              10.00%                 63                   16.36%             18.18%
    66                 9.00%              10.00%                 66                   16.36%             18.18%
    69                 9.00%              10.00%                 69                   16.36%             18.18%
    72                 9.00%              10.00%                 72                   16.36%             18.18%
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AVERAGE DELINQUENCY RATIO:
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Up to Month                         Trigger Event     Event of Default
          12                             6.00%                8.00%
          24                             7.00%                9.00%
          72                             8.00%               10.00%
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Long Beach Acceptance Corp., as Servicer, certifies that all computations presented reflect accurate information as of July 31, 2004 and were performed in conformity with the Sale and Servicing Agreement dated March 1, 2004.

/s/ Maureen E. Morley
-----------------------------------------
Maureen E. Morley
Vice President and Controller